UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2004

NANO-PROPRIETARY, INC.
(Exact name of registrant as specified in its charter)

TEXAS	1-11602	76-0273345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Longhorn Boulevard, Suite 107, Austin, Texas	78758
(Address of principal executive offices)	(Zip Code)

(512) 339 - 5020
Registrant’s telephone number, including area cod

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 31, 2004, the Board of Directors of Nano-Proprietary, Inc. amended the 2002 Equity Compensation Plan to change the name from “The SI Diamond Technology, Inc. 2002 Equity Compensation Plan” to “The Nano-Proprietary, Inc. Amended and Restated 2002 Equity Compensation Plan” and to increase the shares authorized under the plan by 3,000,000 shares - from 5,000,000 shares to 8,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

None

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nano-Proprietary, Inc.

Date: January 4, 2005	By:	/s/ Douglas P. Baker
Douglas P. Baker
Chief Financial Officer